                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection  with the Quarterly  Report of CepTor  Corporation,
(the  "Company")  on Form  10-QSB for the year ended June 30, 2005 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Donald W. Fallon, Chief Financial Officer of the Company,  certify,  pursuant to
18  U.S.  C.  Section  1350,   as  adopted   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13 (a) of 15 (d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

August 12, 2005

                     /s/ Donald W. Fallon
                     ---------------------
                     Donald W. Fallon
                     Chief Financial Officer, Senior Vice President, Finance and
                     Administration and Secretary